                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                         USF&G PACHOLDER FUND, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                         USF&G PACHOLDER FUND, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                          USF&G PACHOLDER FUND, INC.

 Bank One Towers, East Tower 8044 Montgomery Road, Suite 382 Cincinnati, Ohio
                                     45236
                             ---------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 9, 1996

                             ---------------------

  NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of USF&G Pacholder Fund, Inc. (the "Fund") will be held on Friday, February 9, 1996, at 9:00 o'clock a.m., Eastern time, at The Harley Hotel, 8020 Montgomery Road, Cincinnati, Ohio 45236, for the following purposes:

    1. To elect a Board of seven Directors to serve until the next annual meeting and until their successors are elected and qualified;

    2. To ratify or reject the selection of the firm of Deloitte & Touche LLP as the Fund's independent accountants for the fiscal year ending December 31, 1995; and

    3. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

                                                        James P. Shanahan, Jr.,
                                                                  Secretary

  Shareholders of record at the close of business on December 28, 1995 are entitled to notice of and to vote at the meeting.

December 29, 1995

--------------------------------------------------------------------------------
       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE
    ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR
    PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE FUND OF FURTHER SOLICITATION.
--------------------------------------------------------------------------------

                          USF&G PACHOLDER FUND, INC.

 Bank One Towers, East Tower 8044 Montgomery Road, Suite 382 Cincinnati, Ohio
                                     45236
                             ---------------------

                                PROXY STATEMENT

                             ---------------------

  This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of USF&G Pacholder Fund, Inc. (the "Fund") for use at the annual meeting of shareholders to be held on February 9, 1996, and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the election of all nominees for director and in favor of all other proposals. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

  The Fund's Annual Report to Shareholders, including audited financial statements for the fiscal year ended December 31, 1994, has been previously mailed to shareholders. This proxy statement was first mailed to shareholders on or about December 29, 1995.

  The Board of Directors has fixed the close of business on December 28, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. As of the record date, the Fund had outstanding 4,968,638 shares of Common Stock, par value $.01 per share, and 1,650,000 shares of 6.95% Cumulative Preferred Stock, par value $.01 per share, each share being entitled to one vote. As of such date, Cede & Co., nominee for The Depository Trust Company, 55 Water Street, New York, New York 10046, held of record (and not beneficially) 91.7% of the Fund's outstanding common stock. According to information available to the Fund, as of the record date, USF&G Corporation, 100 Light Street, Baltimore, Maryland 21202, and its affiliates (including their employee benefit plans) were the beneficial owner of 5.4% of the outstanding common stock of the Fund; and Principal Mutual Life Insurance Company, 711 High Street, Des Moines, Iowa 50392, owned of record all of the Fund's outstanding preferred stock. On the record date, the directors and officers of the Fund as a group owned less than one percent of the Fund's outstanding shares.

  A majority of the shares of the Fund outstanding as of the record date must be present in person or represented by proxy for the transaction of business at the annual meeting. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting or represented by proxy. The persons named as proxies will vote in favor of such adjournment if they determine that adjournment and additional solicitation is reasonable and in the interests of shareholders of the Fund.

                             ELECTION OF DIRECTORS

                                 (Proposal 1)

  The Board of Directors has nominated the seven persons listed below for election as directors, each to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Each of the nominees is currently serving as a director of the Fund. Each director, other than Mr. George D. Woodard, was elected by the shareholders of the Fund at the annual meeting held on August 15, 1994. Mr. Woodard was elected by the Board of Directors on January 16, 1995 to fill a vacancy on the board. Each nominee has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among the nominees.

  Under the Fund's charter, the holders of the outstanding shares of the Fund's common stock, voting as a separate class, are entitled to elect two directors; the holders of the outstanding shares of the Fund's preferred stock, voting as a separate class, are entitled to elect two directors; and the holders of the outstanding shares of common and preferred stock, voting together as a single class, are entitled to elect the remaining three directors of the Fund. The Board of Directors has nominated Messrs. Morgan and Pacholder for election by the holders of the common stock and Messrs. Woodard and Shanahan for election by the holders of the preferred stock. The directors will be elected by a plurality of the votes cast at the meeting, provided that a quorum is present.

                                                    YEAR FIRST                               BENEFICIALLY
                         POSITION WITH              ELECTED AS PRINCIPAL OCCUPATION DURING   OWNED AS OF
 NAME AND ADDRESS        THE FUND                   A DIRECTOR PAST FIVE YEARS AND AGE       DECEMBER 18, 1995
 ----------------        -------------              ---------- ---------------------------   -----------------
 Asher O. Pacholder*     Chairman of the Board         1988    Chairman and Chief Executive        8,994
 Bank One Towers                                               Officer, Pacholder
 8044 Montgomery Road                                          Associates, Inc. and Chief
 Cincinnati, OH 45236                                          Financial Officer, ICO, Inc.
                                                               (since 1995). Director, AM
                                                               International, Inc. (graphic
                                                               arts equipment & supplies),
                                                               ICO, Inc. (oil field
                                                               services), Southland Corp.
                                                               (convenience food stores)
                                                               and Trump's Castle
                                                               Associates (casino). Age 58.
 James P. Shanahan, Jr.* Secretary and Director        1988    Executive Vice President and       10,500
 Bank One Towers                                               General Counsel, Pacholder
 8044 Montgomery Road                                          Associates, Inc. Director,
 Cincinnati, OH 45236                                          LaBarge, Inc. (electronic
                                                               components and devices). Age
                                                               34.
 William J. Morgan*      Executive Vice                1988    President and Secretary,            9,210
 Bank One Towers         President, Treasurer and              Pacholder Associates, Inc.
 8044 Montgomery Road    Director                              Director, Duckwall--ALCO
 Cincinnati, OH 45236                                          Stores, Inc. (variety &
                                                               discount stores), ICO, Inc.
                                                               (oil field services) and
                                                               Kaiser Ventures, Inc.
                                                               (sanitary services). Age 41.

                        POSITION   YEAR FIRST                               BENEFICIALLY
                        WITH       ELECTED AS PRINCIPAL OCCUPATION DURING   OWNED AS OF
 NAME AND ADDRESS       THE FUND   A DIRECTOR PAST FIVE YEARS AND AGE       DECEMBER 18, 1995
 ----------------       --------   ---------- ---------------------------   -----------------
 Daniel A. Grant        Director      1992    President, Utility                  1,236
 5394 Royal Hills Drive                       Management Services (since
 St. Louis, MO 63129                          1991); Vice President and
                                              Assistant Treasurer,
                                              Community Federal Savings
                                              and Loan Association for
                                              more than five years prior
                                              thereto. Age 51.
 John C. Sweeney*       Director      1992    Senior Vice President and               0
 100 Light Street                             Chief Investment Officer,
 Baltimore, MD 21202                          USF&G Investment Management
                                              Group, Inc. (since 1992);
                                              Principal and Practice
                                              Director, Towers Perrin
                                              Asset Consulting Services
                                              (1985 to 1992). Age 50.
 John F. Williamson     Director      1991    Financial Consultant;               2,438
 4740 Roanoke Parkway                         Director, ICO, Inc. (oil
 # 601                                        field services); Vice
 Kansas City, MO 64112                        President and Senior
                                              Portfolio Manager, American
                                              Life & Casualty Insurance
                                              Co. (February 1993 to
                                              October 1994); Financial
                                              Consultant (1991 to 1992);
                                              Senior Vice President and
                                              Treasurer, Community Federal
                                              Savings and Loan Association
                                              for five years prior
                                              thereto. Age 57.
 George D. Woodard      Director      1995    Vice President, Rider Kenley        2,000
 13440 N. 13th Street                         & Associates (accounting and
 Phoenix, AZ 85022                            tax services) since 1994;
                                              Principal, George D.
                                              Woodard, C.P.A. for more
                                              than five years prior
                                              thereto. Age 49.

--------
* Nominees considered "interested persons" of the Fund (as defined in the Investment Company Act of 1940) by reason of their affiliations with the Fund's investment adviser.

  Directors and officers of the Fund who are employed by the Fund's investment adviser or a corporate affiliate of the investment adviser, or are retired from such employment, serve without compensation from the Fund. The Fund pays each director who is not an employee of the investment adviser or any corporate affiliate of the investment adviser an annual fee of $10,000 plus $1,000 for each meeting of the Board of Directors attended, and reimburses directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The following table provides compensation information for the fiscal year ended

December 31, 1994 for all of the Fund's directors and the highest-paid executive officers who received compensation from the Fund in excess of $60,000.

                                            PENSION OR                           TOTAL COMPENSATION
                          AGGREGATE         RETIREMENT BENEFITS ESTIMATED ANNUAL FROM FUND AND
NAME OF PERSON,           COMPENSATION FROM ACCRUED AS PART OF  BENEFITS UPON    FUND COMPLEX PAID
POSITION                  FUND              FUND EXPENSES       RETIREMENT       TO DIRECTORS
---------------           ----------------- ------------------- ---------------- ------------------
Asher O. Pacholder,                  0                0                 0                   0
Chairman of the Board
James P. Shanahan, Jr.               0                0                 0                   0
Secretary and Director
William J. Morgan,                   0                0                 0                   0
Executive Vice
President, Treasurer and
Director
Stephen F. Berman              $ 6,500                0                 0             $ 6,500
Director(/1/)
Daniel A. Grant,               $14,500                0                 0             $14,500
Director
Walter J. Olson, III,          $10,000                0                 0             $10,000
Director(/2/)
John C. Sweeney,                     0                0                 0                   0
Director
John F. Williamson,            $14,500                0                 0             $14,500
Director

--------
(1) Mr. Berman resigned from the Board of Directors effective as of August 15, 1994.
(2) Mr. Olson resigned from the Board of Directors effective as of December 19, 1994.

  For the fiscal year ended December 31, 1994, the directors of the Fund as a group received aggregate remuneration from the Fund of $45,500.

  The Board of Directors has an Audit Committee which makes recommendations to the Board of Directors with respect to the engagement of the Fund's independent accountants and reviews with the independent accountants the scope and results of the audit engagement and matters having a material effect upon the financial operations of the Fund. The Audit Committee also reviews the pricing of illiquid securities held in the Fund's portfolio. The members of the Audit Committee are Daniel A. Grant, John F. Williamson and George D. Woodard. It is anticipated that Messrs. Grant, Williamson and Woodard will comprise the Audit Committee of the new Board of Directors. The Board of Directors does not have a Nominating Committee.

  During the fiscal year ended December 31, 1994, the Board of Directors met five times. No director attended fewer than seventy-five percent of the board meetings. The Audit Committee held one meeting during 1994 at which all committee members were in attendance.

  The names and business addresses of the Fund's executive officers who are not directors, and their principal occupations during the past five years, are set forth below.

                                                      PRINCIPAL OCCUPATION
NAME AND ADDRESS        POSITION(S) WITH THE FUND     DURING PAST FIVE YEARS
----------------        -------------------------     ----------------------
Anthony A. Longi, Jr.   President                     Executive Vice President,
Bank One Towers                                       Pacholder Associates, Inc.
8044 Montgomery Road
Cincinnati, Ohio 45236
James E. Gibson         Senior Vice President         Senior Vice President,
Bank One Towers                                       Pacholder Associates, Inc.
8044 Montgomery Road
Cincinnati, OH 45236
Mark H. Prenger         Assistant Treasurer           Assistant Vice President,
Bank One Towers                                       Pacholder Associates, Inc.
8044 Montgomery Road
Cincinnati, OH 45236

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

                                 (Proposal 2)

  The Board of Directors, including all of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940), has selected the firm of Deloitte & Touche LLP as the Fund's independent accountants for the fiscal year ending December 31, 1995. The employment is conditioned on the right of the Fund to terminate the employment without penalty by vote of a majority of the outstanding securities of the Fund (as defined in the Investment Company Act of 1940). Deloitte & Touche LLP currently serves as the Fund's independent accountants and the Fund's financial statements for the fiscal year ended December 31, 1994 have been audited by Deloitte & Touche LLP, which expressed an unqualified opinion on such financial statements. A representative of Deloitte & Touche LLP is expected to be present at the meeting and will be available to respond to appropriate questions raised at the meeting and to make a statement if he wishes to do so.

  Ratification of the selection of the firm of Deloitte & Touche LLP requires the affirmative vote of a majority of all the votes cast at the meeting. For this purpose, abstentions will be treated as shares present at the meeting for quorum purposes but not voting and will have the same effect as votes cast against the proposal.

  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP. If the selection of Deloitte & Touche LLP is not ratified by shareholders, the firm will not serve as the Fund's independent accountants for the fiscal year ending December 31, 1995 and the Board of Directors will be required to select new independent accountants.

                              INVESTMENT ADVISER

  Pacholder & Company, Bank One Towers, East Tower, 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated November 16, 1988. Pacholder & Company is a general partnership between Pacholder Associates, Inc.

("Pacholder") and USF&G Marketing Services Co., which each have a fifty-percent partnership interest. USF&G Marketing Services Co. is an indirect wholly-owned subsidiary of USF&G Corporation. Asher O. Pacholder, William J. Morgan and James P. Shanahan, Jr., officers and directors of the Fund, are shareholders, officers or directors of Pacholder. James E. Gibson, Mark H. Prenger and Anthony A. Longi, Jr., officers of the Fund, are officers of Pacholder. John C. Sweeney, a director of the Fund, is an officer of USF&G Corporation.

                    ADMINISTRATIVE AND ACCOUNTING SERVICES

  Investment Company Capital Corp. (the "Administrator") serves as administrator of the Fund pursuant to an Administrative Agreement dated October 24, 1988. The Administrator is a wholly-owned subsidiary of Alex. Brown & Sons Incorporated and is located at 135 East Baltimore Street, Baltimore, Maryland 21202.

  Pursuant to an Accounting Services Agreement with the Fund, Pacholder Associates, Inc. is responsible for (i) accounting relating to the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund, (iii) maintaining the Fund's books of account, and (iv) monitoring, in conjunction with the Fund's custodian, all corporate actions taken in respect of securities held by the Fund. Pacholder Associates, Inc. is a general partner of the Fund's investment adviser and is located at Bank One Towers, East Tower, 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236.

                            SOLICITATION OF PROXIES

  In addition to solicitation by mail, solicitations on behalf of the Board of Directors may also be made by personal interview, telegram and telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. The costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors will be borne by the Fund. The Fund will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy soliciting material to beneficial owners.

                                OTHER BUSINESS

  The management of the Fund knows of no other business that may come before the annual meeting. If any additional matters are properly presented at the meeting, the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

                             SHAREHOLDER PROPOSALS

  If a shareholder wishes to present a proposal for inclusion in the proxy statement for the next annual meeting of shareholders, such proposal must be submitted in writing and received by the Secretary of the Fund on or before March 1, 1996.

                                 ANNUAL REPORT

  The Fund's annual report for the fiscal year ended December 31, 1994 and the semi-annual report for the six month period ended June 30, 1995 are available at no charge by writing to the Fund at Bank One Towers, 8044 Montgomery Road, Suite 382, Cincinnati, Ohio 45236, or by calling 1-800-426-5523.

PROXY

                          USF&G PACHOLDER FUND, INC.

               6.95% Cumulative Preferred Stock, $.01 Par Value

         This proxy is solicited on behalf of the Board of Directors.

     The undersigned hereby appoints Anthony A. Longi, Jr. and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorize each of them to represent and to vote as designated below, all the shares of 6.95% Cumulative Preferred Stock, par value $.01 per share, of USF&G Pacholder Fund, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on February 9, 1996, and at any adjournments thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted "FOR" the election of all nominees for Director and "FOR" Proposal 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

1. Election of Directors:  [_] FOR  [_] WITHHOLD  [_] FOR ALL EXCEPT

   Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

     Daniel A. Grant, James P. Shanahan, Jr., John C. Sweeney, John F. Williamson and George D. Woodard

2. FOR [_]  AGAINST [_]  ABSTAIN [_]      with respect to ratification of the
                                          selection of Deloitte & Touche LLP
                                          as independent accountants.

                                         PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                         By:
                                            ---------------------------------
                                            Name:
                                            Title:

Dated:
      ------------------------------

PROXY                                                                      PROXY
                          USF&G PACHOLDER FUND, INC.

                         Common Stock, $.01 Par Value

          This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Anthony A. Longi, Jr. and James P. Shanahan, Jr. and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse of this card, all the shares of Common Stock, par value $.01 per share, of USF&G Pacholder Fund, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on February 9, 1996, and at any adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted "FOR" the election of all nominees for Director and "FOR" Proposal 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on his behalf.

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

------------------------------------     --------------------------------------

------------------------------------     --------------------------------------

------------------------------------     --------------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                            With-      For All
                                For         hold       Except
1.) Election of Directors.      [_]          [_]         [_]

           Daniel A. Grant, William J. Morgan, Arthur O. Pacholder,
                    John C. Sweeney and John F. Williamson

    Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

                                              For  Against  Abstain
2.) With respect to ratification of the       [_]    [_]      [_]
    selection of Deloitte & Touche LLP
    as independent accountants.


                                              ---------------------------------
Please be sure to sign and date this Proxy.   Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Shareholder sign here                                  Co-owner sign here


Mark box at right if comments or address change have been
noted on the reverse side of this card.                          [_]

                              RECORD DATE SHARES: